EXHIBIT 10.8
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT
FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED
AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).
MINIMUM VOLUME AGREEMENT
     This Minimum Volume Agreement is entered into as of this 1st day of October 2003, by and between ONEOK Texas Field Services L.P. (“Buyer”) and Peak Operating of Texas, LLC (“Seller”).
     WHEREAS, Buyer and Seller have executed a Gas Purchase Agreement (“Agreement”) dated October 1, 2003 (“Effective Date”); and
     WHEREAS, Seller recognizes that Buyer is relying on a minimum volume of purchases pursuant to said Agreement in order to compensate it for its investment in facilities necessary to take delivery of Seller’s gas under the Agreement.
     NOW, THEREFORE, in consideration of the promises and covenants hereinafter contained, the parties agree as follows:
     1. Seller agrees to deliver to Buyer pursuant to said Agreement at the Receipt Point(s) specified therein the amount of 6.3 billion cubic feet of natural gas (6,300,000 Mcf) (“Minimum Volume”) within the (**) (“Specified Period”) commencing on the Effective Date and ending (**).
     2. In the event Seller delivers less than the Minimum Volume in the Specified Period. Seller shall pay Buyer, immediately upon receipt of Buyer’s invoice therefore, an amount based on the following formula:
Reimbursement = (Minimum Volume — Actual Volume) x (**).
     3. Notwithstanding the foregoing, the parties further agree that (i) the Specified Period will be extended one day for each day Buyer is unable to purchase Seller’s gas by reason of force majeure under the Agreement, and (ii) that the Minimum Volume will be credited with all volumes that Seller tenders to Buyer but Buyer is unable to purchase due to lack of capacity, or as a result or release from the Agreement pursuant to Paragraph 3.4, and (iii) the Minimum Volume will be credited with all volumes of gas owned or controlled by third parties who have elected to take in kind under applicable operating agreements with Seller, provided such volumes continue to move through Buyer’s facilities.
     IN WITNESS WHEREOF, the parties have executed this Agreement this 6 day of November, 2003

ONEOK TEXAS FIELD SERVICES, L.P.		PEAK OPERATING OF TEXAS, LLC

By:	/s/ Terry Spencer	By:	/s/ Jack E. Vaughn
	Terry Spencer		Jack E. Vaughn
Title:	Vice President	Title:	President

AMENDATORY AGREEMENT TO THE GAS PURCHASE
AGREEMENT DATED OCTOBER 1, 2003
(#431377)
     This Amendatory Agreement is entered into by and between ONEOK Texas Field Services, L.P. hereinafter referred to as “Buyer” and Peak Operating of Texas, LLC, hereinafter referred to as “Seller”.
     WHEREAS Buyer and Seller entered into that certain Gas Purchase Agreement, dated October 1, 2003 (the “Agreement”); and
     WHEREAS it is the desire of the parties to amend the certain provisions of the Agreement.
     NOW THEREFORE as hereinafter provided and in consideration of the mutual covenants and promises herein contained, effective December 1, 2004, the Agreement is hereby amended as follows.
I.
     Exhibit “A” is hereby deleted and replaced with the attached Exhibit “A”.
II.
     Exhibit “B” is hereby deleted and replaced with the attached Exhibit “B”.
     Except as herein amended, all other terms and provisions of the above referenced Agreement shall remain in full force and effect for the term hereof.
     IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendatory Agreement on the date and year first written

ONEOK Texas Field Services, L.P.,		Peak Operating of Texas, LLC
a limited partnership		“Seller”
By: ONEOK Field Services Company, general partner “Buyer”

By:	/s/ Terry K. Spencer	By:	/s/ Jack Vaughn
Name:	Terry K. Spencer	Name:	Jack Vaughn
Title:	Vice President	Title:	President
Date:	1/28/05	Date:	January 12, 2005

EXHIBIT “A”
Percent of Proceeds
Allocated Plants
     This Exhibit “A” is incorporated into that certain Gas Purchase Agreement dated the 1st day October, 2003, by and between ONEOK Texas Field Services, L. P., hereinafter referred to as “BUYER,” and Peak Operating of Texas, LLC, hereinafter referred to as “SELLER.”
BASIS OF COMPENSATION for the Lands and Leases and/or Wells described on Exhibit “B” shall be the sum of the following:

Total monthly MCF received from	Percentage NGL Products	Percentage Residue Gas
Lands and Lease and/or Wells described	Payment of the Net NGL	Payment of the Net Residue
on Exhibit “B”	Proceeds	Proceeds
For the first 185,000 MCF	(**)	(**)
For MCF’s in excess of 185,000	(**)	(**)
1.	(**)

2.	(**)

3.	(**)

4.	(**)
DEFINITIONS:

(**)

EXHIBIT “B”
     This Exhibit “B” is incorporated into that certain Gas Purchase Agreement dated the 1st day of October, 2003, by and between ONEOK Texas Field Services, L. P., hereinafter referred to as “BUYER,” and Peak Operating of Texas, LLC, hereinafter referred to as “SELLER.”
1.	SELLER dedicates to this Gas Purchase Agreement, as amended from time to time, the Wells and Leases described below:

Wells	Lands/Lease Description	County	State	*WI%

	(**)
	(**)	Hemphill	TX	100.00%

	(**)
	(**)	Hemphill	TX	100.00%

	(**)
	(**)	Wheeler	TX	100.00%

	(**)
	(**)	Wheeler	TX	100.00%

	(**)
	(**)	Hemphill	TX	100.00%

	(**)
	(**)	Hemphill	TX	100.00%
This dedication excludes the following wells producing from the designated zones, which are under terms of another contract:

(**), Hemphill County, TX	Chert

(**), Hemphill County, TX	Strawn Granite Wash

(**), Hemphill County, TX	Strawn Granite Wash

*	Includes owned or controlled interest.